                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  February 7, 2003
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                  Lumenon Innovative Lightwave Technology, Inc.
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               (Exact Name of Registrant as Specified in Charter)


            Delaware                     000-27977             98-0213257
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  (State or Other Jurisdiction         (Commission           (IRS Employer
        of Incorporation)              File Number)        Identification No.)

8851 Trans-Canada Highway, St. Laurent, Quebec, Canada               H4S 1Z6
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code: (514) 331-3738
                                                    --------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 3.  Bankruptcy or Receivership.

      On February 9, 2003, Lumenon Innovative Lightwave Technology, Inc. (the "Company") filed a voluntary petition to reorganize under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware (Case Number 03-10395). The Company will continue to manage its properties and operate its business as a "debtor-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. On February 10, 2003, the Company issued a press release relating to the foregoing. A copy of the release is attached hereto as Exhibit
99.1 and is incorporated in its entirety into this Item 3 by reference.

Item 5.  Other Events and Required FD Disclosure.

      On February 7, 2003, the Company issued the press release which is attached hereto as Exhibit 99.2 and which is incorporated in its entirety into this Item 5 by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)  Exhibits.

      The exhibits filed as part of this Current Report on Form 8-K are listed on the Exhibit Index immediately preceding such exhibits, which Exhibit Index is incorporated herein by reference.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               LUMENON INNOVATIVE LIGHTWAVE
                               TECHNOLOGY, INC.

Date: February 10, 2003        By: /s/ Gary S. Moskovitz
                                   -------------------------
                                    Name: Gary S. Moskovitz
                                    Title: President and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.                      Description
99.1*           Press Release dated February 10, 2003.

99.2*           Press Release dated February 7, 2003.

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*    Filed herewith.


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